WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED APRIL 3, 2019

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED MARCH 1, 2019, OF

WESTERN ASSET MACRO OPPORTUNITIES FUND

Effective April 3, 2019, the aggregate brokerage commissions paid by the Fund for the period ended October 31, 2018 in the section titled “Aggregate Brokerage Commissions Paid” in the Fund’s Statement of Additional Information is deleted in its entirety and replaced with the following:

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

For the Fiscal Period Ended October 31,	Aggregate Brokerage Commissions Paid ($)
2018*	1,532,756

*	The decrease in aggregate brokerage commissions paid between the fiscal periods ended October 31, 2017 and October 31, 2018 was due to changes in brokerage arrangements.

Please retain this supplement for future reference.

WASX516681